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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       JANUARY 15, 2002 (JANUARY 15, 2002)

                  -------------------------------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
              000-23709                                 13-3870996
      (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

              450 WEST 33RD STREET
               NEW YORK, NEW YORK                         10001
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)
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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         DoubleClick Inc. ("DoubleClick") issued a press release on January 15, 2002 announcing its financial results for the quarter and fiscal year ended December 31, 2001. A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On January 7, 2002, MessageMedia, Inc. ("MessageMedia") notified DoubleClick that pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of October 10, 2001, between DoubleClick and MessageMedia, as amended (the "Merger Agreement"), MessageMedia elected to extend the Termination Date (as defined in the Merger Agreement) to February 8, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER

99.1     Press Release of DoubleClick Inc., dated January 15, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOUBLECLICK INC.
                                     -------------------------------------------
                                     (Registrant)


                                     By: /s/ Elizabeth Wang
                                         ---------------------------------------
                                         Name:    Elizabeth Wang
                                         Title:   Vice President and Secretary

Dated: January 15, 2002






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
EXHIBIT                     EXHIBIT INDEX
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
99.1     Press Release of DoubleClick Inc., dated January 15, 2002.

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